SUPPLEMENT DATED JUNE 29, 2015 TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

MARKET VECTORS ETF TRUST

Dated May 1, 2015

This Supplement updates certain information contained in the above-dated Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors ChinaAMC A-Share ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Statement of Additional Information free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

The section captioned “Special Considerations and Risks – General” of the Statement of Additional Information is hereby replaced in its entirety with the following:

Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in a Fund’s Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The use of OTC derivatives with respect to Market Vectors ChinaAMC A-Share ETF is managed to ensure that the aggregate exposure of the Fund to OTC derivative counterparties does not exceed 10% of the NAV of the Fund. The exposure to OTC derivative counterparties is monitored each trading day and if exposure for Market Vectors ChinaAMC A-Share ETF exceeds 10%, steps are taken to reduce exposure below 10% within 2 trading days.  The aggregate OTC derivatives holdings and the exposure to OTC derivative counterparties for

Market Vectors ChinaAMC A-Share ETF is disclosed at www.marketvectorsetfs.com/pek.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Funds to enter into one or more exchange-traded or OTC derivatives transactions.

The Trust, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.

Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company for U.S. federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Shares are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which each Fund’s Index is highly concentrated. In addition, because it is the policy of each

Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

Please retain this supplement for future reference.